UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2025

UNITED HOMES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39936	85-3460766
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

917 Chapin Road Chapin, South Carolina	29036
(Address of principal executive offices)	(Zip Code)

(844) 766-4663

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, par value $0.0001 per share	UHG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A Common Share for $11.50 per share	UHGWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

United Homes Group, Inc. (the “Company”), today announced that the special committee of independent directors (the “Special Committee”) previously appointed by the Board of Directors (the “Board”) in May has, in conjunction with its legal and financial advisors, concluded its review of strategic alternatives. After evaluating a full range of strategic alternatives, including a potential sale, merger or other transaction, the Special Committee has unanimously determined that, in light of current macroeconomic conditions, continuing to execute on the Company’s strategic plan as an independent, public company is in the best interests of the Company and its stockholders at this time.

In connection with the conclusion of the strategic review process, four members of the Board, Robert Dozier Jr., Jason Enoch, Alan Levine and James M. Pirrello, informed Michael Nieri, the controlling stockholder and Executive Chairman of the Company, that they were willing to remain on the Board so long as (i) the Company’s existing management team was fully empowered to execute on the Company’s strategic plan and (ii) Mr. Nieri stepped down from his position as Executive Chairman of the Company and agreed to forego any remaining compensation to which he would be entitled under his existing employment agreement, in furtherance of Company cost-saving initiatives. Mr. Nieri would not agree to the foregoing conditions. Accordingly, on October 19, 2025, certain members of the Board announced their intention to resign from the Board, effective no later than November 14, 2025, in the hope of facilitating an orderly transition by allowing the Company to timely file its upcoming quarterly report on Form 10-Q and enabling Mr. Nieri to identify new directors, as described further in Item 5.02 below.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Announced Intentions to Resign – Directors

In connection with the foregoing, on October 19, 2025, the following members of the Board announced their intention to resign from the Board, effective no later than November 14, 2025, in the hope of facilitating an orderly transition by allowing the Company to timely file its upcoming quarterly report on Form 10-Q and enabling Mr. Nieri to identify new directors: Jason Enoch, James M. Pirrello, Alan Levine and Robert Dozier Jr.

As a Class III director, Mr. Enoch’s term was set to expire at the Company’s 2026 annual meeting of stockholders. At the time of Mr. Enoch’s announcement, Mr. Enoch served on the following committees of the Board:

•	Audit Committee (Chair)

•	Related Party Transactions Committee (Chair)

•	Compensation Committee

As a Class III director, Mr. Pirrello’s term was set to expire at the Company’s 2026 annual meeting of stockholders. At the time of Mr. Pirrello’s announcement, Mr. Pirrello did not serve on any committees of the Board.

As a Class II director, Mr. Levine’s term was set to expire at the Company’s 2028 annual meeting of stockholders. At the time of Mr. Levine’s announcement, Mr. Levine served on the following committees of the Board:

•	Compensation Committee (Chair)

•	Audit Committee

•	Related Party Transactions Committee

As a Class II director, Mr. Dozier’s term was set to expire at the Company’s 2028 annual meeting of stockholders. At the time of Mr. Dozier’s announcement, Mr. Dozier served on the following committees of the Board:

•	Nominating and Corporate Governance Committee (Chair)

•	Audit Committee

•	Compensation Committee

•	Related Party Transactions Committee

The resignation letter submitted by the foregoing directors on October 19, 2025, which is attached to this Form 8-K as Exhibit 17.1, cited, among other reasons, the belief that the Company’s existing management team is better suited to help the Company navigate the current market environment and address the Company’s operational challenges without Mr. Nieri serving as Executive Chairman.

In addition, on October 19, 2025, Nikki R. Haley announced her intention to resign from the Board, effective no later than November 14, 2025, in the hope of facilitating an orderly transition by allowing the Company to timely file its upcoming quarterly report on Form 10-Q and enabling Mr. Nieri to identify new directors. As a Class III director, Ambassador Haley’s term was set to expire at the Company’s 2026 annual meeting of stockholders. At the time of Ambassador Haley’s resignation, Ambassador Haley served on the following committee of the Board:

•	Nominating and Corporate Governance Committee

Ambassador Haley’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The resignation letter submitted by Ambassador Haley, dated October 19, 2025, cited her desire to focus on her other engagements and professional responsibilities.

Further, on October 19, 2025, James P. Clements announced his intention to resign from the Board, with such resignation to be effective immediately. As a Class I director, Dr. Clements’ term was set to expire at the Company’s 2027 annual meeting of stockholders. At the time of Dr. Clements’ resignation, Dr. Clements served on the following committees of the Board:

•	Compensation Committee

•	Nominating and Corporate Governance Committee

Dr. Clements’ resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The resignation letter submitted by Dr. Clements, dated October 19, 2025, cited his desire to focus his time on his other professional obligations and responsibilities.

Item 7.01.	Regulation FD Disclosure.

On October 20, 2025, the Company issued a press release, which is furnished hereto as Exhibit 99.1 and is incorporated herein by this reference. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

17.1	Resignation Letter of Jason Enoch, James M. Pirrello, Alan Levine and Robert Dozier Jr., dated October 19, 2025

99.1	Press Release, dated October 20, 2025

104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2025

United Homes Group, Inc.

By:	/s/ Keith Feldman
Name:	Keith Feldman
Title:	Chief Financial Officer